MUTUAL SETTLEMENT AND TERMINATION AGREEMENT
                   -------------------------------------------


     THIS MUTUAL SETTLEMENT AND TERMINATION AGREEMENT (this "Agreement") is executed as of this 23rd day of August 2000, to be effective as of May 3, 2000 (the "Effective Date"), by and among TRAVELNOW.COM INC., a Florida corporation with principal offices at 318 Park Central Square, Suite 306, Springfield, Missouri 65806 (the "Company") and JOHN CHRISTOPHER NOBLE, an individual residing at 2431 E. Montclair Court, Springfield, Missouri 65806 ("Employee").

          WHEREAS, the Company and Employee entered into that certain Employment Agreement effective as of October 1, 1999 and amended on January 1, 2000 (the "Employment Agreement"); and

          WHEREAS, the Company and Employee desire to terminate the Employment Agreement, with such termination to be effective as of the Effective Date, all upon the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt of which consideration is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

     1. Resignation and Termination. As of the Effective Date, Employee resigns as a director, co-chief executive officer and secretary of the Company, and the Company accepts such resignations. Employee's employment with the Company will conclude, and, except as expressly provided herein, the Employment Agreement will be terminated and be of no further force or effect.

          (a) Employee will have no duties or obligations to perform for the Company, except as expressly provided in this Agreement and except for Employee's duties and obligations pursuant to Sections 7.1 (Trade Secrets),
     7.2 (Ownership of Trade Secrets; Assignment of Rights), 7.3 (Agreement Not to Compete) and 9 (Injunctive Relief) of the Employment Agreement that shall remain in full force and effect and shall survive for the periods specified therein. In the event of any conflict or inconsistency between the terms of the Employment Agreement and the terms of this Agreement, the terms of this Agreement shall control.

          (b) The parties acknowledge that the Employee's employment with the Company has been concluded by mutual agreement of the parties as provided in Section 8.1(1) and not for any other reason. Neither party will make any statements to any employee or agent of the Company or to any other third party to the contrary of the foregoing.

     2. Compensation and Benefits.

          (a) Employee's compensation shall continue as provided in the Employment Agreement until November 2, 2001, [i.e., eighteen (18) months after the Effective Date] and all applicable taxes will be withheld from such compensation.

          (b) Employee shall be entitled to continue coverage (adding family coverage if Employee elects to do so) under the Company's medical insurance plan in accordance with the requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), and the Company agrees to reimburse Employee each month for the cost of Employee's COBRA benefits until the earlier of the following dates: (i) if Employee obtains employment, the date that Employee becomes eligible to receive medical insurance coverage as a result of such employment or (ii) eighteen (18) months after the Effective Date. Nothwithstanding the foregoing the Company's obligation to reimburse the cost of Employee's COBRA benefits will be limited to $750.00 dollars per month during the eighteen months after the Effective Date of this Agreement.

          (c) The life insurance policy currently being maintained by the Company on the life of Employee in the amount of $5,000,000 may be transferred to and assumed by Employee as soon as practical after the Effective Date, with Employee assuming all obligations to pay any premiums thereon and having the right to designate such beneficiaries as Employee may determine in his sole discretion; provided, that the Company shall not be required to pay any costs or assume any obligations in connection therewith arising after May 3, 2000.

          (d) The Company shall pay Employee compensation for any earned but unused vacation or sick leave equal to three weeks pay subject to withholding of all applicable taxes.

          (e) Employee certifies he has submitted all expenses to be reimbursed pursuant to Section 3.4 of the Employment Agreement. Employee acknowledges receipt of payment in full for all expense reimbursement requests submitted by Employee prior to the Effective Date.

          (f) Employee acknowledges that certain Demand Promissory Note, dated April 18, 2000, between the Company and Employee remains an obligation of Employee after the execution of this Agreement and is enforceable against Employee in accordance with its terms. Employee acknowledges that he has been advised demand will be made at the time the common shares of the Company are marginable or at such time as the Board of Directors of the Company may determine is in the best interest of the Company.

          (g) As of the Effective Date, Employee certifies that he discontinued use of all Company credit cards and accounts upon which he was authorized as an Employee to utilize issued in the name of the Company and will return all such credit cards and other written evidence of authority to the

     Company immediately. Employee agrees that all charges on Company credit cards occurring after May 3, 2000 will be deducted from Employee's salary continuation payments called for by Section 2(a) of this Agreement.

          (h) The Company agrees to pay the student loans of Employee (the "Loans") in the amount of $16,526.25.

          (i) Employee may elect to retain the cellular phone issued to Employee by the Company in the course of his employment with the Company. If Employee makes such election, he must notify the telecommunications carrier within 30 days of the Effective Date, causing the transfer of the account to Employee. On the 30th day following the Effective Date the Company will terminate this account. All charges incurred by Employee from and after the Effective Date will be the responsibility of the Employee and may by offset against sums owed to Employee under this Agreement. The Company and Employee agree that the value of the cellular phone is equal to $50.00.

          (j) Employee shall retain the Dell laptop computer, all accessories and back-up hard drive issued to Employee in the course of his employment with the Company. The Company and Employee agree that the value of the Dell laptop computer, all accessories and back-up hard drive is equal to $9,518.78.

          (k) The Company agrees to pay charges of $4,065.00 which Employee has acknowledged were for personal expenses incurred by Employee during a personal trip to and stay in New Orleans, Louisiana during December 1999 and January 2000.

          (l) The Company agrees to pay charges of $1,139.94 for suits purchased in Hong Kong by Employee for Employee's personal use.

          (m) The Company agrees to pay $2,356.54 for certain personal sports equipment purchased in Denver, Colorado by Employee for Employee's personal use.

          (n) The Company agrees to pay $2,547.03 taken as a cash advance by Employee on January 3, 2000.

          (o) To the extent any of the items included in this Section 2 result in taxable income to Employee, Employee agrees that he is responsible for any taxes resulting therefrom.

          (p) Employee agrees that he will refinance the 1999 GMC Yukon Denali [which was used as security for financing its purchase and for which the Company and Employee are reflected as joint obligors]. Employee agrees that this refinancing will eliminate the Company as an obligor and will be completed as soon as possible but in no event later than 60 days from the Effective Date. Employee further agrees that if the refinancing has not occurred within 60 days from the Effective Date, the Company may withhold such sums from the amounts due to Employee under this Agreement as are reasonable and necessary to protect the financial position of the Company.

     3. Transfer of Company Stock owned by Employee.

          Employee agrees that he will not, directly or indirectly, sell or attempt to sell, transfer or attempt to transfer, assign or otherwise dispose or attempt to dispose, or grant a proxy (a "Transfer") of all or any portion of the Company stock owned by Employee (the "Stock "), except in accordance with that certain Standstill Agreement executed by the Company and Employee a copy of which is attached hereto.

     4. Mutual Releases.

          (a) Subject to Section 4(c), Employee, for himself and his heirs and assigns, jointly and severally, hereby releases and forever discharges the Company and its previous, current or future shareholders, directors, officers, employees, agents, parents, subsidiaries, affiliates, successors and assigns, jointly and severally, from any and all causes of action, claims, demands, actions, suits, proceedings, obligations, damages or liabilities, known or unknown, now or previously existing or that might arise at any time in the future, whether at law, in equity or by statute and whether in tort, contract or otherwise, based on, caused by or arising from or in connection with (i) the Employment Agreement, (ii) Employee's employment with the Company, (iii) the conclusion of Employee's employment with the Company, and (iv) any rights at law, in equity or by statute (federal, state or local) meant to protect workers in their employment relationships, including but not limited to the Older Workers Benefit Protection Act, the Age Discrimination in Employment Act, the Missouri Human Rights Act, the Missouri Service Letter statute, Title VII of the Civil Rights Act of 1964, the Americans With Disabilities Act, the Equal Pay Act, 42 U.S.C. Sections 1981, 1983 and 1985, the Employee Retirement Income Security Act, the Rehabilitation Act, the Fair Labor Standards Act, the Family Medical & Leave Act, the Labor Management Relations Act, Workers' Compensation laws, and Unemployment Compensation laws or any other statutory, common law, contractual, legal, equitable, or constitutional theory whatsoever.

          (b) Subject to Section 4(c), the Company, for itself and its previous, current or future shareholders, directors, officers, employees, agents, parents, subsidiaries, affiliates, successors and assigns, jointly and severally, hereby releases and forever discharges the Employee and his heirs and assigns, jointly and severally, from any and all causes of action, claims, demands, actions, suits, proceedings, obligations, damages or liabilities, known or unknown, now or previously existing, whether at law, in equity or by statute and whether in tort, contract or otherwise, based on, caused by or arising from or in connection with (i) the Employment Agreement, (ii) Employee's employment with the Company, and
     (iii) the conclusion of Employee's employment with the Company.

          (c) The foregoing releases will not limit any action to enforce this Agreement.

     5. Fees and Expenses. Each of the parties hereto will bear its own costs and expenses in connection with this Agreement and the transactions contemplated hereby.

     6. Confidentiality. In addition to the confidentiality provisions that survive in accordance with the terms of this Agreement, the parties agree and acknowledge that they will not discuss the terms of this Agreement without the prior written consent of the other, unless such disclosure is required by law or legal process. Employee further agrees that all material, non-public information concerning the Company and its proposed activities that the Company (or persons acting on its behalf) has previously provided to Employee or that Employee obtains after the Effective Date from the Company or from any other source (in either case, whether orally or in writing), including without limitation either directly or indirectly the identity of the Company's affiliates, the Company's business plan, the identity of any actual or potential parties to any financial or business combination transaction with the Company, and the terms of any such proposed transaction, is confidential and the property of the Company, and Employee agrees that such information will not be disclosed to any person or entity.

     7. Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid and unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other persons, entities or circumstances will not be affected by such invalidity or unenforceability, nor will be such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     8. Miscellaneous. All of the provisions of Section 10 (Miscellaneous) of the Employment Agreement remain in full force and effect and are hereby incorporated into this Agreement by this reference.

     9. Counsel. Employee acknowledges that (i) the Company has been represented by counsel in the drafting and negotiations of this Agreement; (ii) the Company's counsel does not represent him personally in this matter or in any other matter; and (iii) the Company's counsel has informed Employee of the importance of representation of counsel in the negotiation of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

TRAVELNOW.COM INC.                         JOHN CHRISTOPHER NOBLE


By: /s/ H. Whit Ehrler                     /s/ Chris Noble
------------------------------             -------------------------------------

Name: H. Whit Ehrler
------------------------------

Title: Vice President & CFO
------------------------------

                              STANDSTILL AGREEMENT
                              --------------------


     THIS STANDSTILL AGREEMENT, effective July 13, 2000 (this "Agreement"), is made and entered into by and among TravelNow Inc., a Florida corporation ("TravelNow") and the undersigned individual holders of TravelNow's capital stock (each individually a "Stockholder" and collectively the "Stockholders").

                                    RECITALS

     WHEREAS, each Stockholder beneficially owns as of the date of this Agreement, the number of shares of common stock, par value $0.01 per share, of TravelNow set forth on Schedule A attached hereto along with any stock into which such shares of common stock have been exchanged or any stock resulting from any stock split, stock dividend, recapitalization, restructuring, reclassification or similar transaction involving such shares of common stock (collectively, the "Common Stock");

     WHEREAS, TravelNow and the Stockholders agree that in order to protect the long-term value of the Common Stock, it is in the best interest of both TravelNow and the Stockholders for the Stockholders to retain ownership of the Common Stock pursuant to the terms of this Agreement; and

     WHEREAS, TravelNow and Stockholder desire to enter into this Agreement;

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises hereinafter made, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Limitations. For a period of one (1) year from the date of this Agreement, without the prior written consent of the Board of Directors of TravelNow, specifically expressed in a resolution adopted by a majority of the directors of TravelNow who are not affiliates of the Stockholder in question or any corporation or other entity controlling, controlled by or under common control with the Stockholder in question (each a member of the "Stockholder Group"), no Stockholder shall, nor shall any Stockholder permit any member of his/her Stockholder Group to, in any manner, directly or indirectly:

     (a) transfer, sell, pledge or encumber, or offer or agree to transfer, sell, pledge or encumber, directly or indirectly, any of the Common Stock, provided, however, that a Stockholder may (i) transfer Common Stock in a privately negotiated transfer in which the transferee agrees to bound by the terms of this Agreement and executes a copy hereof (each a "Permitted Transferee"), or (ii) pledge or encumber, in the aggregate, thirty percent (30%) of the shares of Common Stock held by such Stockholder; or

     (b) publicly announce or disclose any intention, plan or arrangement inconsistent with the foregoing.

     2. Non-Conforming Transfers Void. Any transfer, sale, pledge or encumbrance or attempted transfer, sale, pledge, or encumbrance of Common Stock made in violation of this Agreement shall be void ab initio and TravelNow shall not be required to, and its transfer agent shall be instructed not to, recognize any such transfer or sale.

     3. Consideration. Each Stockholder acknowledges that in return for his/her promises under this Agreement, he/she is receiving the benefit preserving the value of the Common Stock through the mutual agreement of the other Stockholders and that such benefit together with other good and valuable consideration set forth in Schedule A attached hereto, is sufficient consideration for his/her promises hereunder.

     4. No Limitation on Acquisition. Except as expressly set for the in this Agreement, nothing in this Agreement shall be construed in any manner to limit any Stockholder's rights to purchase or otherwise acquire additional shares of capital stock of TravelNow in any manner or from any person(s) or entity(ies).

     5. Merger Clause. This Agreement constitutes the complete agreement between the parties hereto with respect to the subject matter hereof and shall continue in full force and effect until terminated by mutual agreement of the parties hereto or pursuant to the terms hereof.

     6. Headings; Interpretation. The section headings used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision hereof is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality, or unenforceability, without invalidating the remainder of this Agreement. This Agreement shall be interpreted such that any rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed.

     7. Choice of Law. This Agreement shall be construed, performed and enforced in accordance with, and governed by the internal laws of the State of Missouri, without giving effect to the principles of conflicts of law thereof, and each party consents to personal jurisdiction in such state and voluntarily submits to the jurisdiction of the courts of such state in any action or proceeding relating to this Agreement.

     8. Modification; Waiver. This Agreement may not be modified or amended and no provision hereof may be waived, in whole or in part, except by a written agreement signed by the parties hereto. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default.

     9. Remedy. Each Stockholder acknowledges that TravelNow and each other Stockholder would not have an adequate remedy at law for money damages in the event that this Agreement is not performed in accordance with its terms and therefore each Stockholder agrees that TravelNow and each other Stockholder shall be entitled to specific enforcement of the terms hereof, without being required to post any bond, in addition to any other remedy to which it may be entitled, at law or in equity.

     10. Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

     (a)  If to TravelNow:                        With a copy to:

          TravelNow.com, Inc.                     Shook, Hardy & Bacon LLP
          318 Park Central East, Suite 306        1010 Grand Boulevard

          Springfield, MO  65806                  Kansas City, MO  64106

          Facsimile No.: (417)-520-1159           Facsimile No.: (816) 842-3190
          Attn: Stephan W. Dahlgren               Attn.: Kevin R. Sweeney, Esq.

     (b)  If to a Stockholder or Permitted Transferee:

          At the address set forth in TravelNow's corporate records.

     11. Counterparts. This Agreement may be executed in counterparts, all of which shall be taken together as one and the same instrument.

     12. Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of TravelNow, its successors and assigns, and each Stockholder and his/her successors and assigns, provided, however, that no Stockholder may assign this Agreement without the express written consent of TravelNow.

     13. Further Assurances. Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement. IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.


TRAVELNOW.COM, INC.


By:
------------------------------
Name:
------------------------------
Title:
------------------------------

STOCKHOLDERS:


By:                                        By:
------------------------------------       -------------------------------------

Name: Jeff Wasson                          Name: Stephen W. Dahlgren
------------------------------------       -------------------------------------


By:                                        By:
------------------------------------       -------------------------------------

Name: Chris Noble                          Name: Jamie Coppedge
------------------------------------       -------------------------------------


By:                                        By:
------------------------------------       -------------------------------------

Name: Jerry W Rutherford &
      Ruth E Rutherford                    Name: Chris Lynch
------------------------------------       -------------------------------------


By:                                        By:
------------------------------------       -------------------------------------

Name: Ross E Summers &
      Janice M Summers                     Name: Bill Perkin
------------------------------------       -------------------------------------


By:                                        By:
------------------------------------       -------------------------------------

Name: Marvin McDaniel &                    Name: Randy J Tiller &
      Donna L McDaniel                           Nancy R Tiller
------------------------------------       -------------------------------------


By:                                        By:
------------------------------------       -------------------------------------

Name: Andrew Shepp                         Name: Joann Tindall & Forrest Tindall
------------------------------------       -------------------------------------

By:                                        By:
------------------------------------       -------------------------------------

Name: Nathan Ameye                         Name:
------------------------------------       -------------------------------------


By:                                        By:
------------------------------------       -------------------------------------

Name: Bill Rutherford &
      Martha Rutherford                    Name: Doug Luvey
------------------------------------       -------------------------------------

By:                                        By:
------------------------------------       -------------------------------------

Name: Billy Anderson                       Name:
------------------------------------       -------------------------------------


By:                                        By:
------------------------------------       -------------------------------------

Name: Joe Lurvey & Margaret Lurvey         Name:
------------------------------------       -------------------------------------


By:                                        By:
------------------------------------       -------------------------------------

Name: April Weber                          Name:
------------------------------------       -------------------------------------


By:                                        By:
------------------------------------       -------------------------------------

Name: Monica Tindall                       Name:
------------------------------------       -------------------------------------

                               TRAVELNOW.COM INC.
                              STANDSTILL AGREEMENT

                                   SCHEDULE A


                                                       Number
Shareholder Names                                     Of Shares    Consideration
-----------------                                     ---------    -------------

Jeff Wasson                                           1,895,067       $189.51

Chris Noble                                           1,832,767       $183.28

Jerry W. Rutherford & Ruth E. Rutherford              1,376,569       $137.66

Ross E. Summers & Janice M Summers                      439,719       $ 43.97

Marvin McDaniel and Donna L McDaniel                    420,065       $ 42.01

Andrew Shepp                                            299,812       $ 29.98

Stephen W. Dahlgren                                     282,705       $ 28.27

Jamie Coppedge                                          133,250       $ 13.32

Chris Lynch                                             133,250       $ 13.32

Bill Perkin                                             106,601       $ 10.66

Randy J. Tiller & Nancy R. Tiller                        83,272       $ 10.00

Joann Tindall & Forrest Tindall                          74,618       $ 10.00

Nathan Ameye                                             66,623       $ 10.00

Bill Rutherford & Ruth E. Rutherford                     42,642       $ 10.00

Billy Anderson                                           32,411       $ 10.00

Monica Tindall                                           20,987       $ 10.00

Doug Lurvey                                               7,000       $ 10.00

Joe Lurvey and Margaret Lurvey                           33,311       $ 10.00

April Weber and Erich Weber                              29,737       $ 10.00
                                                      ---------       -------

                                                      7,310,406       $781.98
                                                      =========       =======


*    Based upon [*$0.0001*] per share but in no event less than $10.00.